Relationship between central and peripheral SMN protein increase upon treatment with RO7034067 (RG7916) Agnès Poirier1, Marla Weetall2, Hasane Ratni1, Katja Heinig1, Nikolai Naryshkin2, Sergey Paushkin3, Lutz Mueller1 1 Pharmaceutical Sciences, Roche Pharma Research and Early Development, Roche Innovation Center, Basel, Switzerland 2 PTC Therapeutics, South Plainfield, NJ, USA 3 SMA Foundation, New York, NY, USA Figure 1: RO7034067 tissue vs. plasma concentration RO7034067 plasma concentration vs. concentration in brain (Figure 1A; n=190), muscle (Figure 1B; n=44) and CSF (Figure 1C; n=35) of mice, rats and monkeys following single or repeat PO or IP administration. Conclusions • RO7034067 distributes well into the CNS, CSF and peripheral tissues, including muscle, blood and brain, in mice, rats and monkeys following single or repeat oral or IP dosing. • Oral administration of RO7034067 increased SMN protein levels to a similar magnitude in the brain and muscle of C/C and Δ7 mouse models of SMA. • In addition, oral administration of a structurally similar SMN2 splicing modifier, RO6885247, resulted in parallel increases in SMN protein levels in the blood, brain, and muscle of C/C-allele mice. • The data from mice and other species suggest that SMN protein level increases seen in the blood of patients following RO7034067 (RG7916) treatment reflect SMN protein level increases in CNS, muscle and other key tissues affected in SMA. Abbreviations • AAALAC, Association for Assessment and Accreditation of Laboratory Animal Care International; CNS, central nervous system; CSF, cerebral spinal fluid; IP, intraperitoneal injection; PO, per oral; MRD1, multi-drug resistance gene; SMA, spinal muscular atrophy; SMN, survival motor neuron. References 1. Lunn MR and Wang CH. Lancet 2008; 371:2120–2133. 2. Hamilton G and Gillingwater TH. Trends Mol Med. 2013; 19:40–50. 3. Feng Z et al. Hum Mol Genet. 2016; 25:964-75. 4. Sivaramakrishnan M et al. Nat Commun. 2017; 8:1476,017-01559-4. Acknowledgements • We would like to thank the Jackson Laboratory for providing the FVB.129(B6) Smn1tm5(Smn1/SMN2)Mrph/J strain and FVB.Cg-Tg(SMN2*delta7)4299Ahmb Tg(SMN2)89Ahmb strain; and the Charles River Laboratories for providing the Wistar Hannover Crl:WI (Han) strain. We would also like to thank our collaborators at PTC Therapeutics and the SMA Foundation. The study was sponsored by F. Hoffmann-La Roche AG, Basel, Switzerland. Writing and editorial assistance was provided by Vassia Schiza, PhD, of MediTech Media, UK and was funded by F. Hoffmann La-Roche Basel, Switzerland, in accordance with Good Publication Practice (GGP3) guidelines. All animal experiments were carried out in AAALAC-certified facilities, and protocols were approved by the Institutional Animal Care and Use Committee. Background • Spinal muscular atrophy (SMA) is caused by deletion and/or mutation of the Survival Motor Neuron 1 (SMN1) gene, resulting in insufficient levels of the SMN protein, which is critical to the survival of motor neurons.1 • Increasing evidence suggests SMN depletion directly affects cells and tissues in both the CNS and the periphery, suggesting that SMA may be a multi-system disorder.2 • RO7034067 (RG7916) is an orally administered, centrally and peripherally distributed SMN2 pre-mRNA splicing modifier that increases SMN protein levels.3-4 — RO7034067 is under investigation in the SUNFISH (Type 2/3 SMA), FIREFISH (Type 1 SMA) and JEWELFISH (non-naïve Type 2/3 SMA) clinical studies. • RO7034067 was designed to penetrate the CNS (avoiding transporter protein interaction which would restrict this) and peripheral tissues on oral administration • We assessed the tissue and CSF distribution of orally administered RO7034067 and effects on SMN protein levels in the CNS and peripheral tissues of preclinical models; this will inform the significance of increases in blood SMN protein levels seen in patients receiving RO7034067. Methods • RO7034067 tissue and CSF (to serve as surrogate for free concentration in the brain) distribution were assessed in adult and juvenile, wildtype FvB mice, Brown Norway BN/Crl rats, Wistar Hannover Crl:WI (Han) rats and cynomolgus monkeys (Macaca fascicularis). • C/C-allele mouse model of mild SMA was derived from FVB.129(B6)-Smn1tm5(Smn1/ SMN2)Mrph/J strain and dosed from ~7 weeks old. The Δ7 mice was derived from FVB.Cg-Tg(SMN2*delta7)4299Ahmb Tg(SMN2)89Ahmb strain and dosed from post-natal Day 3. • Levels of RO7034067 were quantified using liquid chromatography−tandem mass spectrometry (LC-MS/MS) on triple quadrupole mass spectrometers. • SMN protein levels were quantified using Homogeneous Time Resolved Fluorescence (Human SMN Assay Kit Cisbio) as previously described, and normalised to total protein concentrations. Fold increase was calculated vs vehicle. Results • Single or repeated, daily oral (PO) or intraperitoneal (IP) administration of RO7034067 for up to 39 weeks showed similar total drug levels in brain, muscle and CSF of mice (n=90), rats (n=148) and monkeys (n=24) (Figure 1). — An excellent correlation was observed between plasma levels of RO7034067 and levels in brain, muscle and CSF over a wide range of concentrations. • Following oral administration for 7 days in cynomolgus monkeys, RO7034067 distributed to key tissues and organs including the CNS and muscle that could be affected in SMA (Figure 2). — Total plasma concentrations (794 ng/ml) were very similar to those in brain (783 ng/g) and muscle (668 ng/g), whereas CSF drug levels (53.5 ng/ml) were within the range of free compound in plasma (119 ng/ml). • After oral administration of RO7034067 to adult C/C-allele mice (n=4 per dose; 1, 3 or 10 mg/kg/day for 10 days), and Δ7 mice (n=6 or 7 per dose; 0.1, 0.3, 1 or 3 mg/ kg/day for 7 days), the SMN protein increase from baseline was parallel in brain and muscle (Figure 3). • Following oral administration of a structurally similar SMN2 splicing modifier, RO6885247 (RG7800) in C/C-allele mice, comparable fold increases in SMN protein levels in blood, muscle and brain were observed in (Figure 4). Figure 2. RO7034067 tissue distribution in cynomolgus monkeys RO7034067 concentration in plasma (ng/ml), CSF (ng/ml) and tissues (ng/g) of cynomolgus monkeys (n=2) at Day 7 following daily PO dosing (3mg/kg/day for 7 days). RO7034067 (ng/ml or ng/g) 10000100010010 Plasma AUC0–24h@day6 = 8740 ng/h/ml Monkey 1 Monkey 2Muscle Brain Heart Bone marrow Spleen Kidney Liver CSF Free plasma Figure 4. SMN protein fold increase from baseline in blood, brain and muscle of adult C/C-allele mice after oral administration of RO6885247 Fold increase from baseline in SMN protein levels in blood vs. brain (Figure 4A; n=74) and fold increase in SMN protein levels in brain, muscle and blood over time (Figure 4B, n=5 per time point) in adult C/C-allele mice following a single or repeat doses of RO6885247 (10 mg/kg/day) PO for up to 30 days. 0 0 1 2 3 4 2 1 3 4 SMN protein bloo d (fold inc ) SMN protein brain (fold inc) 0 0 5 10 2015 25 30 2 Brain Muscle Blood 1 3 4 SMN protei n (fold increase ) Time (days) 1 1 10 100 1000 100 10 1000 Monkeys Rats Mice 3-fold identity line n = 190 Brain (ng/g ) 1 1 10 100 1000 100 10 1000 n =44 B Plasma (ng/ml) A n = 35 C )Plasma (ng/ml) 1 1 10 100 100 10 CSF (ng/ml ) Free Plasma (ng/ml) Muscle (ng/g ) Figure 3. SMN protein levels fold increase from baseline in brain vs. muscle of SMA mouse models following oral administration of RO7034067 SMN protein levels fold increase from baseline in brain vs. muscle in adult C/C-allele mice (n=4 per dose) dosed 1, 3 or 10 mg/kg/day PO for 10 days, and in Δ7 mice (n=6 or 7 per dose) dosed 0.1, 0.3, 1 or 3 mg/kg/day PO from post-natal 3 through 9. 0 0 1 2 3 4 2 1 3 4 SMN protein brain (fold inc) SMN protein muscl e (fold inc ) Presented at the International Scientific Congress on Spinal Muscular Atrophy, Krakow, Poland, 25–27 January 2018